EXHIBIT 99.1

DLT INTERNATIONAL LIMITED

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US dollars)

DLT INTERNATIONAL LIMITED

CONTENTS	PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

CONSOLIDATED BALANCE SHEET	2 – 3

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE
INCOME	4

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY	5

CONSOLIDATED STATEMENT OF CASH FLOWS	6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	7 – 17

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B., CPA(Practising)

The board of directors and shareholders of
DLT International Limited (“the Company”)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheet of DLT International Limited as of June 30, 2010, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2010 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co
August 20, 2010	Certified Public Accountants

DLT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2010
(Stated in US Dollars)

	Note	2010
ASSETS
Current assets
Cash and cash equivalents		$93,764
Trade receivables		1,266,522
Receivable from a related company	5	55,397
Other receivables		57,869
Prepaid expenses		229,520
Inventories		60,864

Total current assets		$1,763,936
Property, plant and equipment, net	4	1,412,208

TOTAL ASSETS		$3,176,144

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Trade payables		$537,470
Advances from customers		58,015
Sale commission payable		241,283
Payables to related parties	5	13,872
Payables to key management	5	33,781
Payable to the ultimate shareholder	7	183,591
Accrued expenses		24,994
VAT payable		312,424
Income taxes payable		77,247

TOTAL LIABILITIES		$1,482,677

Commitments and contingencies		$-

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET (Continued)
AS AT JUNE 30, 2010
(Stated in US Dollars)

2010
STOCKHOLDERS’ EQUITY
Common stock at $1 par value;
50,000 shares authorized, issued and
outstanding at June 30, 2010	$50,000
Additional paid-in capital	1,408,213
Retained earnings	230,883
Accumulated other comprehensive
income	4,371

$1,693,467

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$3,176,144

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

		For the period from
		March 18, 2010
		(inception) to
	Note	June 30, 2010
Net revenues		$1,831,512
Cost of net revenues		(903,742)

Gross profit		$927,770

Operating expenses:
Selling		(412,425)
General and administrative		(207,501)

Income before income taxes		$307,844

Income taxes	7	(76,961)

Net income		$230,883

Foreign currency translation adjustment		4,371

Comprehensive income		$235,254

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

				Accumulated
		Additional		other
	Common	paid-in	Retained	comprehensive
	stock	capital	earnings	income	Total

Issuance of common stock	$50,000	$1,408,213	$-	$-	$1,458,213
Net income	-	-	230,883	-	230,883
Foreign currency
translation adjustment	-	-	-	4,371	4,371

Balance, June 30, 2010	$50,000	$1,408,213	$230,883	$4,371	$1,693,467

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

For the period from
March 18, 2010(inception) to
June 30,2010
Cash flows from operating activities
Net income	$230,883

Adjustments to reconcile net income to net
cash provided by operating activities:
Trade receivables	(1,261,827)
Other receivables	(57,840)
Inventories	(60,638)
Prepaid expenses	(228,669)
Receivable from a related company	(55,191)
Sales commission payable	240,389
Payables to related parties	13,820
Advances from key management	33,656
Payable to the ultimate shareholder	182,911
Trade payables	535,478
Advances from customers	57,800
Accrued expenses	24,901
VAT payables	311,266
Income tax payables	76,961

Net cash provided by operating activities	$43,900

Cash flows from investing activities
Purchases of property, plant and equipment	$(1,406,974)

Net cash used in investing activities	$(1,406,974)

Cash flows from financing activities
Issue of capital	$1,456,491

Net cash provided by financing activities	$1,456,491

Net cash and cash equivalents sourced	$93,417

Effect of foreign currency translation on cash
and cash equivalents	347

Cash and cash equivalents–end of period	$93,764

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

DLT International Limited (the “Company”) was incorporated under the laws of the British Virgin Islands on March 18, 2010. The Company was a shell company with no substantial operations or assets.

The Company currently operates through one operating company located in People’s Republic of China (the PRC): Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”) was incorporated under the laws of the PRC as a limited company on June 3, 2010.

The Company and its subsidiary (hereinafter, collectively referred to as “the Group”) is a motor vehicle inspection technology provider.  The Group engages in the manufacturing and trading of auto inspection and equipments in the PRC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements.

(b)	Principles of consolidation

The Company consolidates its subsidiaries and the entities it controls through a majority voting interest or otherwise, including entities that are variable interest entities (“VIEs”) for which the Company is the primary beneficiary pursuant to Accounting Standards Codification (“ASC”) No. 810, “Consolidation” (“ACS 810”).  The provisions of ASC 810 have been applied respectively to all periods presented in the consolidated financial statements.

Subsidiary

The Company consolidates its wholly owned subsidiary, Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd, because it controls these entities through its 100% voting interest in them.  The following sets forth information about the wholly owned subsidiaries:

Name of Subsidiary	Place & Date of Incorporation	Equity Interest Attributable to the Company (%)	Registered Capital ($)	Registered Capital (RMB)

Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”)	PRC/June 3, 2010	100	$730,855	RMB 5,000,000

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	70 years	Machinery & equipment	8 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360, “Property, Plant and Equipment”. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

During the reporting periods, there was no impairment loss.

(g)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group is the Renminbi (RMB).  The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

June 30, 2010
Consolidated balance sheet	RMB 6.80860 to US$1.00
Consolidated statements of income and comprehensive income	RMB 6.83393 to US$1.00

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.  In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

(h)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of nine months or less to be cash equivalents. The Group maintains bank accounts in the PRC. The Group does not maintain any bank accounts in the United States of America.   The cash located outside the United States is not restricted as to usage.

(i)	Leases

The Group did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental payments included in general and administrative expenses for the period ended June 30, 2010 was $13,736.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Advertising

The Group expensed all advertising costs as incurred.  Advertising expenses included in the general and administrative expense for the period ended June 30, 2010 was nil.

(k)	Income taxes

The Group accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future realization is uncertain.

The Group is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate for the period ended June 30, 2010 was 25%.

(l)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within the PRC.  No bank deposit was maintained at June 30, 2010.  The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(m)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Group’s current component of other comprehensive income is the foreign currency translation adjustment.

(n)	Recently implemented standards

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July 1, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

(o)      Recently implemented standards

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. The Company implemented this guidance effective January 1, 2009. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

(o)      Recently implemented standards (Continued)

ASC 810, Consolidation (“ASC 810”) includes new guidance issued by the FASB in December 2007 governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). This guidance established reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. This guidance also requires changes to the presentation of information in the financial statements and provides for additional disclosure requirements. ASC 810 was effective for fiscal years beginning on or after December 15, 2008. The Company implemented this guidance as of January 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) (formerly included under Statement of Financial Accounting Standards No. 157, Fair Value Measurements) includes guidance that was issued by the FASB in September 2006 that created a common definition of fair value to be used throughout generally accepted accounting principles. ASC 820 applies whenever other standards require or permit assets or liabilities to be measured at fair value, with certain exceptions. This guidance established a hierarchy for determining fair value which emphasizes the use of observable market data whenever available. It also required expanded disclosures which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. ASC 820 also provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. The emphasis of ASC 820 is that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants, under current market conditions. ASC 820 also further clarifies the guidance to be considered when determining whether or not a transaction is orderly and clarifies the valuation of securities in markets that are not active. This guidance includes information related to a company’s use of judgment, in addition to market information, in certain circumstances to value assets which have inactive markets.

Fair value guidance in ASC 820 was initially effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years for financial assets and liabilities. The effective date of ASC 820 for all non-recurring fair value measurements of nonfinancial assets and nonfinancial liabilities was fiscal years beginning after November 15, 2008. Guidance related to fair value measurements in an inactive market was effective in October 2008 and guidance related to orderly transactions under current market conditions was effective for interim and annual reporting periods ending after June 15, 2009.

The Company applied the provisions of ASC 820 to its financial assets and liabilities upon adoption at January 1, 2008 and adopted the remaining provisions relating to certain nonfinancial assets and liabilities on January 1, 2009. The difference between the carrying amounts and fair values of those financial instruments held upon initial adoption, on January 1, 2008, was recognized as a cumulative effect adjustment to the opening balance of retained earnings and was not material to the Company’s financial position or results of operations. The Company implemented the guidance related to orderly transactions under current market conditions as of April 1, 2009, which also was not material to the Company’s financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)      Recently implemented standards (Continued)

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The Company does not expect that the implementation of ASC Update No. 2009-05 will have a material effect on its financial position or results of operations.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The Company does not expect that the implementation of ASC Update No. 2009-12 will have a material effect on its financial position or results of operations.

In June 2009, FASB issued Statement of Financial Accounting Standards No. 167, Amendments to FASB Interpretation No. 46(R) (“Statement No. 167”). Statement No. 167 amends FASB Interpretation No. 46R, Consolidation of Variable Interest Entities an interpretation of ARB No. 51 (“FIN 46R”) to require an analysis to determine whether a company has a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has a) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and b) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The statement requires an ongoing assessment of whether a company is the primary beneficiary of a variable interest entity when the holders of the entity, as a group, lose power, through voting or similar rights, to direct the actions that most significantly affect the entity’s economic performance. This statement also enhances disclosures about a company’s involvement in variable interest entities. Statement No. 167 is effective as of the beginning of the first annual reporting period that begins after November 15, 2009. Although Statement No. 167 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 167 to have a material impact on its financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)      Recently implemented standards (Continued)

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“Statement No. 166”). Statement No. 166 revises FASB Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Extinguishment of Liabilities a replacement of FASB Statement 125 (“Statement No. 140”) and requires additional disclosures about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to transferred financial assets. It also eliminates the concept of a “qualifying special-purpose entity”, changes the requirements for derecognizing financial assets, and enhances disclosure requirements. Statement No. 166 is effective prospectively, for annual periods beginning after November 15, 2009, and interim and annual periods thereafter. Although Statement No. 166 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 166 will have a material impact on its financial position or results of operations.

3. CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments that potentially expose the Group to concentrations of credit risk, consists of cash and accounts receivable as of June 30, 2010. The Group performs ongoing evaluations of its cash position and credit evaluations to ensure sound collections and minimize credit losses exposure.

As of June 30, 2010, all the Group’s bank deposits were conducted with banks in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts.

For the period ended June 30, 2010, all of the Group’s sales were generated from the PRC. In addition, all accounts receivable as of June 30, 2010 also arose in the PRC.

The maximum amount of loss exposure due to credit risk that the Group would bear if the counter parties of the financial instruments failed to perform represents the carrying amount of each financial asset on the balance sheet.

Normally, the Group does not require collateral from customers or debtors.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

For the period ended June 30, 2010, the following customers accounted for 10% or more of the Group’s revenue.

For the period ended
June 30, 2010
Customer A	$411,471
Customer B	287,655
Customer C	212,616
Customer D	210,113
Customer E	200,108
Customer F	200,108

At June 30, 2010, the following customers accounted for 10% or more of the Group’s accounts receivable:

June 30, 2010
Customer A	$374,111
Customer B	266,633
Customer C	184,806
Customer D	159,122
Customer E	130,717

4. PROPERTY, PLANT AND EQUIPMENT, NET

Details of property, plant and equipment are as follows:

2010
At cost
Buildings	$679,488
Machinery & equipment	732,235
Office equipment	485
Less: accumulated depreciation	-

$1,412,208

Depreciation expense included in the general and administrative expenses for the period ended June 30, 2010 was nil.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

5. RELATED PARTY TRANSACTIONS

In the normal course of its business, the Group carried out the following related party transactions during the period ended June 30, 2010.

(a)	Related party receivables and payables

Amounts receivable from and payable to related parties as of June 30, 2010 are summarized as follows:

		June 30,
	Common shareholder	2010
Amount due from a related party:
Shenzhen Dalei Transportation Technology
Co., Ltd	Mr. Zhang Xiuliang	$55,397

Amounts due to related companies:
Shenzhen Dalei Software Technology Co., Ltd	Mr. Zhang Xiuliang	$3,591
Hefei Dalei Technology Co., Ltd	Mr. Zhang Xiuliang	10,281

		$13,872

Balances with related parties represent advances to or loans from the respective related party. These balances were interest free, unsecured and repayable on demand. It was expected that the balances would be received or repaid within one year.

(b)	Payable to key management

June 30,
2010
Amounts due to the key management:
Liu Jun	$23,500
Li Zhengying	10,281

$33,781

Amounts due to the key management are unsecured, interest-free, and repayable on demand.

6. PAYABLE TO THE ULTIMATE SHAREHOLDER

Amount due to the ultimate shareholder, Mr. Zhang Xiuliang, is unsecured, interest-free, and repayable on demand.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, trade receivables, amount due from a director, other receivables, amount due to a shareholder and other payables, approximate their fair values because of the short maturity of these instruments and market rates of interest.

8. INCOME TAXES

The Company

The Company was incorporated in the British Virgin Islands and is not subject to income taxes under the current laws of the British Virgin Islands.

Dalei

The subsidiary, Dalei, being registered in the PRC, is subject to PRC’s Enterprise Income Tax (“EIT”).

PRC EIT rate was 25% for the period ended June 30, 2010.

Income before income tax expenses of $307,844 for the period ended June 30, 2010, was attributed to operations in China. Income tax expense related to China income for the period ended June 30, 2010, was $76,961.

No deferred tax has been provided as there are no material temporary differences arising for the period ended June 30, 2010.

9. SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through August 20, 2010, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements.